SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 22, 2004




                                PEOPLESOFT, INC.
             (Exact name of registrant as specified in its charter)






                                     0-20710
                            (Commission file number)


            Delaware                                             68-0137069
      (State or other jurisdiction                           (I.R.S. Employer
         of incorporation)                               Identification Number)


         4460 Hacienda Drive, Pleasanton, CA                     94588-8618
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (925) 225-3000


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         99.1         Press release issued by PeopleSoft, Inc. dated April 22,
                      2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 22, 2004, PeopleSoft, Inc. issued a press release announcing its earnings results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2004

                                 PEOPLESOFT, INC.


                                 By:  /s/ KEVIN T. PARKER
                                    --------------------------------------
                                    Kevin T. Parker
                                    Executive Vice President,
                                    Finance and Administration,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit          Description
-------          -----------

99.1             Press release issued by PeopleSoft, Inc. dated April 22, 2004